UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 14, 2015
DATE OF EARLIEST EVENT REPORTED: January 8, 2015

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 8, 2015, PEDEVCO Corp. (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) that the Company is not in compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide (“Company Guide”) since it reported stockholders’ equity (less non-controlling interest which the Company was informed by the Exchange could not be used in its compliance calculation) of less than $6,000,000 at September 30, 2014 and has incurred net losses in its five most recent fiscal years ended December 31, 2013.

Receipt of the letter does not have any immediate effect upon the listing of the Company’s common stock, provided that in order to maintain its listing on the Exchange, the Exchange has requested that the Company submit a plan of compliance (the “Plan”) by February 9, 2015 addressing how the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by July 8, 2016.

As of the date hereof, the Company’s management has determined to submit a Plan to the Exchange by the February 9, 2015 deadline.  If the Exchange accepts the Company’s Plan, the Company will be able to continue its listing during the plan period and will be subject to continued periodic review by the Exchange staff.  If the Plan is not accepted, the Company is unable to regain compliance with the continued listing standards by July 8, 2016, or the Plan is accepted but the Company does not make progress consistent with the Plan during the plan period, the Company will be subject to delisting procedures as set forth in the Company Guide. The Company may then appeal such a determination by the staff of the Exchange in accordance with the provisions of the Company Guide. There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame. Until the Company regains compliance with the Exchange’s listing standards, a “.BC” indicator will be affixed to the Company’s trading symbol to denote non-compliance with the Exchange’s continued listing standards.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company issued a press release on January 14, 2015, announcing the initial production rate of 576 barrels of oil per day (bopd) and 630 thousand cubic feet of gas (mcfgd) (681 barrels of oil equivalent per day (boepd)) from its Loomis 2-1H well, which is the second of three new horizontal wells drilled and completed by the Company from a single pad in Weld County, Colorado, and that it had received notice from the Exchange indicating that it does not satisfy the continued listing standards of the Exchange. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated January 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

Date:  January 14, 2015

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated January 14, 2015